Exhibit p.1

                               Powers of Attorney

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ E. Virgil Conway
                                               ---------------------------------
                                               E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Harry Dalzell-Payne
                                               ---------------------------------
                                               Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Leroy Keith, Jr.
                                               ---------------------------------
                                               Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ James M. Oates
                                               ---------------------------------
                                               James M. Oates, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Herbert Roth, Jr.
                                               ---------------------------------
                                               Herbert Roth, Jr., Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Richard E. Segerson
                                               ---------------------------------
                                               Richard E. Segerson, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Robert Chesek
                                               ------------------------------
                                               Robert Chesek, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Lowell P. Weiker, Jr.
                                               ---------------------------------
                                               Lowell P. Weicker, Jr., Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Everett L. Morris
                                               ---------------------------------
                                               Everett L. Morris, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
         Phoenix-Goodwin California Tax Exempt Bonds, Inc. Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Phoenix-Goodwin Multi-Sector Short Term Bond Fund Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix-Oakhurst Income & Growth Fund
         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund


  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Francis E. Jeffries
                                               ---------------------------------
                                               Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Duff & Phelps Institutional Mutual Funds
         Phoenix-Seneca Funds

  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ William W. Crawford
                                               ---------------------------------
                                               William W. Crawford, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Duff & Phelps Institutional Mutual Funds
         Phoenix-Seneca Funds

  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ William N. Georgeson
                                               ---------------------------------
                                               William N. Georgeson, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Duff & Phelps Institutional Mutual Funds
         Phoenix-Seneca Funds

  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Eileen A. Moran
                                               ---------------------------------
                                               Eileen A. Moran, Trustee

                                POWER OF ATTORNEY


  I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Pamela S. Sinofsky, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Duff & Phelps Institutional Mutual Funds
         Phoenix-Seneca Funds

  I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

  I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


  WITNESS my hand and seal on the date set forth below.



May 30, 2000                                   /s/ Richard A. Pavia
                                               ---------------------------------
                                               Richard A. Pavia, Trustee